UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 19, 2014

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

ITEM 5.02(b)  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS.

ITEM 5.02(e)  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

ITEM 5.02(b)

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS.

On December 19, 2014, Dr. Frank Wright, President and Chief Operating Officer of Salem Communications Corporation (the “Corporation”), resigned from the Corporation effective as of December 31, 2014.

ITEM 5.02(e)  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Prior to December 31, 2014, the Corporation anticipates that it will enter into a severance agreement and release with Mr. Wright, pursuant to which the Corporation will pay severance to Mr. Wright in an amount equal to six (6) months of his current base salary payable by the Corporation in six (6) equal monthly installments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: December 29, 2014	By:/s/Christopher J. Henderson
Christopher J. Henderson
Senior Vice President, General Counsel and Secretary